Pledged Assets and Collateral [Text Block]	6 Months Ended
Sep. 30, 2017
Text Block [Abstract]
Pledged Assets and Collateral [Text Block]

6.    PLEDGED ASSETS AND COLLATERAL

At September 30, 2017, assets mortgaged, pledged, or otherwise subject to lien were as follows:

September 30, 2017
(in millions)
Trading account securities	¥7,975,769
Investment securities	8,328,320
Loans	15,522,796
Other	61,129

Total	¥31,888,014

The above pledged assets were classified by type of liabilities to which they related as follows:

September 30, 2017
(in millions)
Deposits	¥316,560
Payables under repurchase agreements and securities lending transactions	12,965,112
Other short-term borrowings and long-term debt	18,569,633
Other	36,709

Total	¥31,888,014

At September 30, 2017, certain investment securities, principally Japanese national government and Japanese government agency bonds, loans and other assets aggregating to ¥15,913,526 million were pledged as collateral for acting as a collection agent of public funds, for settlement of exchange at the Bank of Japan and Japanese Banks’ Payment Clearing Network, for derivative transactions and for certain other purposes.

The MUFG Group engages in on-balance sheet securitizations. These securitizations of mortgage and apartment loans, which do not qualify for sales treatment, are accounted for as secured borrowings. The amount of loans in the table above represents the carrying amount of these transactions with the carrying amount of the associated liabilities included in Other short-term borrowings and Long-term debt.

At March 31, 2017 and September 30, 2017, the cash collateral pledged for derivative transactions, which is included in Other assets, was ¥1,663,945 million and ¥2,001,628 million, respectively, and the cash collateral received for derivative transactions, which is included in Other liabilities, was ¥1,080,929 million and ¥861,877 million, respectively.